UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2011

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA		15317
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Cashman Employment Agreement Amendment

On March 18, 2011, the Company entered into a Second Amendment to Employment Agreement with James E. Cashman III, the Company’s President and Chief Executive Officer (the “Amendment”) which amended the terms of the Employment Agreement between the company and Mr. Cashman dated April 21, 2003, as amended on November 6, 2008 (the “Employment Agreement”). Pursuant to the terms of the Amendment, Mr. Cashman’s employment agreement, which previously had not provided for a term of employment, will run for a term of five (5) years from the date of the Amendment, unless previously terminated in accordance with the terms of the Employment Agreement and, in certain circumstances described in the Employment Agreement, with the payment of severance as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 26, 2010 under the heading “Compensation Discussion and Analysis – Compensation Earned – Potential Payments Under Employment, Severance and Change-of-Control Agreements,” which is incorporated herein by reference, and will automatically renew for additional one-year periods unless terminated at least sixty (60) days prior to the expiration of the term in accordance with the terms of the Employment Agreement. Additionally, the Amendment provides that, in the event of a Change of Control (as defined in the Employment Agreement), all stock options to purchase stock of the Company granted to Mr. Cashman after February 17, 2011, shall become fully vested and exercisable in the event that Mr. Cashman’s employment with the Company, its subsidiaries or its successor is terminated with eighteen (18) months of the Change of Control under certain circumstances as discussed further in the Amendment and the Employment Agreement. Except as described above, the terms of the Employment Agreement remain in full force and effect.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Shields Agreement Amendment

On March 14, 2011, the Company entered into a First Amendment to Letter Agreement with Maria T. Shields, the Company’s Vice President of Finance and Administration and Chief Financial Officer (the “Amendment”) which amended the terms of the Letter Agreement between the company and Ms. Shields dated December 22, 2003 (the “Agreement”). The Amendment provides that, in the event of a Transaction (as defined in the Company’s Fourth Amended and Restated 1996 Stock Option and Grant Plan (the “Plan”)), all stock options to purchase stock of the Company granted to Ms. Shields after February 17, 2011, shall become fully vested and exercisable in the event that Ms. Shields’ employment with the Company, its subsidiaries or its successor is terminated with eighteen (18) months of the Transaction under certain circumstances as discussed further in the Amendment and the Agreement.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment which is attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Smith Option Agreement Amendment

On March 14, 2011, the Compensation and Stock Option Committee of the ANSYS, Inc. Board of Directors (the “Committee”) adopted a resolution by unanimous written consent (the “Consent”) that provides that all stock option agreements entered into by the Company and Mr. Smith after the date of the Consent will provide that, in the event of a Transaction (as defined in the Plan), all stock options to purchase stock of the Company granted to Mr. Smith after February 17, 2011, shall become fully vested and exercisable in the event that Mr. Smith’s employment with the Company, its subsidiaries or its successor is terminated with eighteen (18) months of the Transaction under certain circumstances as discussed further in the Consent.

The foregoing description of the Consent is qualified in its entirety by the full text of the Consent which is attached hereto as Exhibit 10.3, which is incorporated herein by reference.

Amended Non-Employee Director Option Agreement

On March 14, 2011, the Committee approved an amended form of non-qualified stock option agreement for non-employee directors of the Company under the Plan (the “Amended Non-Employee Director Option Agreement”) to provide that in the event of a Transaction (as defined in the Plan), all stock options to purchase stock of the Company granted to such a director after February 17, 2011, shall be deemed vested and exercisable in full upon the date on which the director ceases to be a member of the Board within eighteen (18) months of the Transaction pursuant to the terms and conditions set forth in the Amended Non-Employee Director Option Agreement.

The foregoing description of the Amended Non-Employee Director Option Agreement is qualified in its entirety by the full text of the Amended Non-Employee Director Option Agreement which is attached hereto as Exhibit 10.4, which is incorporated herein by reference.

Amended Employee Stock Option Agreements

On March 14, 2011, the Committee approved an amended form of employee incentive stock option agreement and an amended form of employee non-qualified stock option agreement under the Plan (the “Amended Employee Option Agreements”) to provide that in the event of a Transaction (as defined in the Plan), all stock options to purchase stock of the Company granted to an employee after February 17, 2011, shall become fully vested and exercisable in the event that the employee’s employment with the Company, its subsidiaries or its successor is terminated with eighteen (18) months of the Transaction under certain circumstances as discussed further in the Amended Employee Option Agreements.

The foregoing description of the Amended Employee Option Agreements is qualified in its entirety by the full text of the Amended Employee Option Agreements which are attached hereto as Exhibits 10.5 and 10.6, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Employment Agreement between ANSYS, Inc. and James E. Cashman III dated March 14, 2011.

10.2	First Amendment to Letter Agreement between ANSYS, Inc. and Maria T. Shields dated March 14, 2011.

10.3	Consent of the Compensation and Stock Option Committee of the ANSYS, Inc. Board of Directors dated March 14, 2011.

10.4	Form of Non-Employee Director Stock Option Agreement under the Fourth Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan.

10.5	Form of Employee Incentive Stock Option Agreement under the Fourth Amended and Restated ANSYS, Inc. Stock Option and Grant Plan.

10.6	Form of Employee Non-Qualified Stock Option Agreement under the Fourth Amended and Restated ANSYS, Inc. Stock Option and Grant Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: March 18, 2011	By:	/s/ Sheila S. DiNardo
Sheila S. DiNardo – Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Employment Agreement between ANSYS, Inc. and James E. Cashman III dated March 18, 2011

10.2	First Amendment to Letter Agreement between ANSYS, Inc. and Maria T. Shields dated March 14, 2011.

10.3	Consent of the Compensation and Stock Option Committee of the ANSYS, Inc. Board of Directors dated March 14, 2011.

10.4	Form of Non-Employee Director Stock Option Agreement under the Fourth Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan.

10.5	Form of Employee Incentive Stock Option Agreement under the Fourth Amended and Restated ANSYS, Inc. Stock Option and Grant Plan.

10.6	Form of Employee Non-Qualified Stock Option Agreement under the Fourth Amended and Restated ANSYS, Inc. Stock Option and Grant Plan.